INTER
PUBLIC
GROUP

Second Quarter 2006 Earnings Conference Call

August 9, 2006

Overview – Second Quarter 2006

- Organic revenue change was -3.1%
  - Approximately -2.7% due to the timing of revenue recognition
  - Growth in revenue from continuing clients offset by 2005 net account losses
  - Continue to expect flat to slightly down organic revenue growth for the full year
- Operating expenses declined 2.6%
  - Net business dispositions
  - Lower professional fees
  - Higher salaries supporting revenue generation
- "ELF" strengthened liquidity and financial flexibility

INTER PUBLIC GROUP

Operating Performance Q2 - 2006

INTER PUBLIC GROUP

	Three Months Ended June 30	
	2006	2005 (Restated)
Revenue	$ 1,532.9	$ 1,610.7
Salaries and Related Expenses	951.4	953.7
Office and General Expenses	504.6	543.4
Restructuring Charges (Reversals)	-	(1.9)
Operating Income	76.9	115.5
Interest Expense	(52.0)	(42.2)
Interest Income	26.4	16.5
Investment Impairments	(0.3)	(3.6)
Other Income	24.6	4.3
Income before Income Taxes	75.6	90.5
Provision for Income Taxes	1.8	79.9
Net Equity Interests (Net of Tax)	(4.9)	(1.4)
Net Income	**68.9**	**9.2**
Dividends on Preferred Stock	11.9	5.0
Allocation to Participating Securities	10.1	0.7
Net Income Applicable to Common Stockholders	$ 46.9	$ 3.5
Earnings per share applicable to common stockholders:		
Basic	$ 0.11	$ 0.01
Diluted	$ 0.11	$ 0.01
Weighted-average shares:		
Basic	426.6	424.8
Diluted	494.3	429.6

($ in Millions, except per share amounts)

Revenue

Interpublic

	Three Months Ended		Six Months Ended	
June 30, 2005 (Restated)	**$ 1,610.7**		**$ 2,938.9**	
Total change	(77.8)	(4.8%)	(79.0)	(2.7%)
Foreign currency changes	16.6	1.0%	(9.6)	(0.3%)
Net acquisitions/divestitures	(45.2)	(2.8%)	(83.7)	(2.8%)
Organic	(49.2)	(3.1%)	14.3	0.5%
June 30, 2006	**$ 1,532.9**		**$ 2,859.9**	

INTER PUBLIC GROUP

Segments

	Three Months Ended June 30				Six Months Ended June 30			
			Change				Change	
	2006	2005 (Restated)	Reported	Organic	2006	2005 (Restated)	Reported	Organic
IAN	$ 1,295.1	$ 1,385.4	(6.5%)	(4.4%)	$ 2,403.9	$ 2,499.9	(3.8%)	(0.4%)
CMG	$ 237.8	$ 224.8	5.8%	5.5%	$ 456.0	$ 437.3	4.3%	5.6%

Integrated Agency Networks: McCann, Draft FCB Group, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

Geographic Revenue Change

	Three Months Ended June 30, 2006		Six Months Ended June 30, 2006	
	Reported	Organic	Reported	Organic
United States	(6.1%)	(4.9%)	(1.2%)	0.4%
International	(3.1%)	(0.6%)	(4.7%)	0.6%
United Kingdom	(3.1%)	(3.5%)	(8.5%)	(4.9%)
Continental Europe	(12.1%)	(2.6%)	(14.3%)	(1.1%)
Latin America	6.9%	2.1%	11.6%	4.6%
Asia Pacific	6.7%	7.6%	7.5%	9.5%
Other	9.3%	(2.0%)	10.9%	2.2%
Worldwide	**(4.8%)**	**(3.1%)**	**(2.7%)**	**0.5%**

INTER PUBLIC GROUP

See reconciliation on page 21.

Expenses

Salaries & Related

	2006	2005 (Restated)	Change $	Change Reported	Change Organic
Three Months Ended June 30	$ 951.4	$ 953.7	$ (2.3)	(0.2%)	0.9%
% of Revenue	*62.1%*	*59.2%*			
three months severance	$ 21.7	$ 22.5	$ (0.8)	(3.6%)	(3.1%)
% of Revenue	*1.4%*	*1.4%*			
Six Months Ended June 30	$ 1,902.1	$ 1,928.8	$ (26.7)	(1.4%)	1.3%
% of Revenue	*66.5%*	*65.6%*			
six months severance	$ 33.8	$ 36.0	$ (2.2)	(6.1%)	(3.3%)
% of Revenue	*1.2%*	*1.2%*			

Office & General

	2006	2005 (Restated)	Change $	Change Reported	Change Organic
Three Months Ended June 30	$ 504.6	$ 543.4	$ (38.8)	(7.1%)	(3.6%)
% of Revenue	*32.9%*	*33.7%*			
three months total professional fees	$ 48.6	$ 67.9	$ (19.3)	(28.4%)	(27.7%)
% of Revenue	*3.2%*	*4.2%*			
Six Months Ended June 30	$ 1,040.3	$ 1,072.5	$ (32.2)	(3.0%)	1.7%
% of Revenue	*36.4%*	*36.5%*			
six months total professional fees	$ 139.3	$ 143.0	$ (3.7)	(2.6%)	(1.2%)
% of Revenue	*4.9%*	*4.9%*			

See reconciliation on page 19.

($ in Millions)

INTER PUBLIC GROUP

Cash Flow Q2 - 2006

	Three Months Ended June 30 2006	2005 (Restated)
NET INCOME	$ 69	$ 9
OPERATING ACTIVITIES		
Non-cash charges & non-operating items	(8)	28
Depreciation & amortization	63	50
Deferred taxes	(36)	52
Change in working capital, net	(105)	(34)
Other non-current assets & liabilities	34	3
Cash provided by Operating Activities	**17**	**108**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(9)	(38)
Business & investment purchases/dispositions, net	46	21
Capital expenditures	(22)	(32)
Cash provided by (used in) Investing Activities	**15**	**(49)**
FINANCING ACTIVITIES		
Debt issuance costs and consent fees	(40)	(3)
Call spread transaction costs	(29)	-
Preferred stock dividends	(12)	(5)
Other	-	(23)
Cash used in Financing Activities	**(81)**	**(31)**
Currency Effect	2	(10)
Increase (Decrease) in Cash & S/T Marketable Securities	**$ (47)**	**$ 18**

($ in Millions)

INTER PUBLIC GROUP

Balance Sheet – Current Portion

	June 30, 2006	December 31, 2005	June 30, 2005 (Restated)
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,135.6	$ 2,075.9	$ 1,588.0
Short-term marketable securities	442.7	115.6	1.3
Accounts receivable, net	3,716.7	4,015.7	4,209.0
Expenditures billable to clients	1,056.4	917.6	1,111.6
Deferred income taxes	184.3	184.3	272.8
Prepaid expenses and other current assets	217.5	188.3	170.0
Total current assets	**$ 6,753.2**	**$ 7,497.4**	**$ 7,352.7**
CURRENT LIABILITIES:			
Accounts payable	$ 3,933.7	$ 4,245.4	$ 4,601.2
Accrued liabilities	2,233.8	2,554.3	2,465.8
Short-term debt	55.6	56.8	332.6
Total current liabilities	**$ 6,223.1**	**$ 6,856.5**	**$ 7,399.6**

INTER PUBLIC GROUP

($ in Millions)

Debt Maturity Schedule

Long-term & Convertible Debt = $2.2 billion



$ 1,050
$1,000
$800
$600
$400
$200
$0
$250
$250
$500
$350
$800
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015+
Convertible Debt
Long-Term Debt
Investor Option to Put 4.5% Convertible Notes due 2023

As of June 30, 2006

($ in Millions, except Total Debt)

Summary

- Clear progress on financial controls and reporting
- Focus remains revenue growth and margin improvement
- Our turnaround is on track
- With foundational elements in place, focus is on converting progress into improved financial results and shareholder value

INTER PUBLIC GROUP

Appendix

Operating Performance YTD - 2006

	Six Months Ended June 30	
	2006	2005 (Restated)
Revenue	$ 2,859.9	$ 2,938.9
Salaries and Related Expenses	1,902.1	1,928.8
Office and General Expenses	1,040.3	1,072.5
Restructuring Charges (Reversals)	0.4	(8.8)
Operating Loss	(82.9)	(53.6)
Interest Expense	(98.1)	(89.1)
Interest Income	52.3	31.4
Investment Impairments	(0.3)	(3.6)
Other Income	25.4	19.0
Loss before Income Taxes	(103.6)	(95.9)
Provision (Benefit) for Income Taxes	(7.0)	39.3
Net Equity Interests (Net of Tax)	(4.7)	(2.0)
Net Loss	**(101.3)**	**(137.2)**
Dividends on Preferred Stock	23.8	10.0
Net Loss Applicable to Common Stockholders	$ (125.1)	$ (147.2)
Loss per share applicable to common stockholders:		
Basic and Diluted	$ (0.29)	$ (0.35)
Weighted-average shares:		
Basic and Diluted	426.3	424.3

INTER PUBLIC GROUP

($ in Millions, except per share amounts)

Cash Flow YTD - 2006

	Six Months Ended June 30 2006	2005 (Restated)
NET LOSS	**$ (101)**	**$ (137)**
OPERATING ACTIVITIES		
Non-cash charges & non-operating items	(3)	-
Depreciation & amortization	118	104
Deferred taxes	(69)	20
Change in working capital, net	(498)	(205)
Other non-current assets & liabilities	42	(13)
Cash used in Operating Activities	**(511)**	**(231)**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(10)	(51)
Business & investment purchases/dispositions, net	49	30
Capital expenditures	(41)	(64)
Cash used in Investing Activities	**(2)**	**(85)**
FINANCING ACTIVITIES		
Debt issuance costs and consent fees	(41)	(10)
Call spread transaction costs	(29)	-
Preferred stock dividends	(23)	(10)
Other	(17)	(17)
Cash used in Financing Activities	**(110)**	**(37)**
Currency Effect	11	(29)
Decrease in Cash & S/T Marketable Securities	**$ (612)**	**$ (382)**

($ in Millions)

INTER PUBLIC GROUP

Domestic Revenue

Interpublic -- Domestic

	Three Months Ended		Six Months Ended	
June 30, 2005 (Restated)	**$ 924.0**		**$ 1,662.1**	
Total change	(56.6)	(6.1%)	(19.2)	(1.2%)
Foreign currency changes	-	0.0%	-	0.0%
Net acquisitions/divestitures	(11.3)	(1.2%)	(26.3)	(1.6%)
Organic	(45.3)	(4.9%)	7.1	0.4%
June 30, 2006	**$ 867.4**		**$ 1,642.9**	

Segments

	Three Months Ended June 30				Six Months Ended June 30			
			Change				Change	
	2006	2005 (Restated)	Reported	Organic	2006	2005 (Restated)	Reported	Organic
IAN	$ 715.4	$ 781.8	(8.5)%	(7.1)%	$ 1,351.1	$ 1,395.4	(3.2%)	(1.3%)
CMG	$ 152.0	$ 142.0	7.0%	7.2%	$ 291.8	$ 266.5	9.5%	9.6%

Integrated Agency Networks: McCann, Draft FCB Group, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

INTER PUBLIC GROUP

International Revenue

Interpublic -- International

	Three Months Ended		Six Months Ended	
June 30, 2005 (Restated)	**$ 686.7**		**$ 1,276.8**	
Total change	(21.2)	(3.1%)	(59.8)	(4.7%)
Foreign currency changes	16.6	2.4%	(9.6)	(0.8%)
Net acquisitions/divestitures	(33.9)	(4.9%)	(57.4)	(4.5%)
Organic	(3.9)	(0.6%)	7.2	0.6%
June 30, 2006	**$ 665.5**		**$ 1,217.0**	

Segments

	Three Months Ended June 30				Six Months Ended June 30			
			Change				Change	
	2006	2005 (Restated)	Reported	Organic	2006	2005 (Restated)	Reported	Organic
IAN	$ 579.7	$ 603.6	(4.0)%	(1.0)%	$ 1,052.8	$ 1,104.5	(4.7%)	0.8%
CMG	$ 85.8	$ 82.8	3.6%	2.5%	$ 164.2	$ 170.8	(3.9%)	(0.6%)

Integrated Agency Networks: McCann, Draft FCB Group, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

INTER PUBLIC GROUP

Corporate & Other Expense

	Three Months Ended June 30			Six Months Ended June 30		
	2006	2005 (Restated)	Change	2006	2005 (Restated)	Change
Salaries and related expenses	$ 43.9	$ 42.9	$ 1.0	$ 94.2	$ 92.1	$ 2.1
Professional fees	22.7	32.1	(9.4)	83.4	84.7	(1.3)
Rent, depreciation and amortization	16.8	11.2	5.6	32.1	23.2	8.9
Corporate insurance	5.2	6.5	(1.3)	10.1	13.6	(3.5)
Other	6.1	0.1	6.0	12.4	7.4	5.0
Expenses allocated to operating divisions	(46.0)	(43.5)	(2.5)	(92.8)	(80.4)	(12.4)
Total Corporate and other	**$ 48.7**	**$ 49.3**	**$ (0.6)**	**$ 139.4**	**$ 140.6**	**$ (1.2)**

INTER PUBLIC GROUP

($ in Millions)

Revenue by Region

Q2 2006



Other
4%
Asia Pacific
8%
Latin America
5%
Continental Europe
17%
United Kingdom
9%
United States
57%

$1,532.9

Q2 2005
(Restated)



Asia Pacific
7%
Other
5%
Latin America
4%
Continental Europe
18%
United Kingdom
9%
United States
57%

$1,610.7

($ in Millions)

Segment Performance

		Three Months Ended June 30		Six Months Ended June 30	
		2006	2005 (Restated)	2006	2005 (Restated)
Interpublic*					
	Revenue	$ 1,532.9	$ 1,610.7	$ 2,859.9	$ 2,938.9
	Operating Expenses	$ 1,456.0	$ 1,497.1	$ 2,942.4	$ 3,001.3
	Operating Income/(Loss)	$ 76.9	$ 113.6	$ (82.5)	$ (62.4)
	Operating Margin %	5.0%	7.1%	(2.9%)	(2.1%)
IAN					
	Revenue	$ 1,295.1	$ 1,385.4	$ 2,403.9	$ 2,499.9
	Operating Expenses	$ 1,181.9	$ 1,230.7	$ 2,363.6	$ 2,430.7
	Operating Income	$ 113.2	$ 154.7	$ 40.3	$ 69.2
	Operating Margin %	8.7%	11.2%	1.7%	2.8%
CMG					
	Revenue	$ 237.8	$ 224.8	$ 456.0	$ 437.3
	Operating Expenses	$ 225.4	$ 216.9	$ 439.4	$ 429.6
	Operating Income	$ 12.4	$ 7.9	$ 16.6	$ 7.7
	Operating Margin %	5.2%	3.5%	3.6%	1.8%
Corporate					
	Operating Expenses	$ 48.7	$ 49.3	$ 139.4	$ 140.6

* Reconciliation of Interpublic Performance

	2006 (Three Months)	2005 (Three Months)	2006 (Six Months)	2005 (Six Months)
Operating Expenses as reported	$ 1,456.0	$ 1,495.2	$ 2,942.8	$ 2,992.5
Exclude: Restructuring charges (reversals)	-	(1.9)	0.4	(8.8)
Operating Expenses per above	$ 1,456.0	$ 1,497.1	$ 2,942.4	$ 3,001.3
Operating Income (Loss) as reported	$ 76.9	$ 115.5	$ (82.9)	$ (53.6)
Add back: Restructuring charges (reversals)	-	(1.9)	0.4	(8.8)
Operating Income (Loss) per above	$ 76.9	$ 113.6	$ (82.5)	$ (62.4)

($ in Millions)

INTER PUBLIC GROUP

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2005 (Restated)	$ 953.7		$ 1,928.8	
Foreign currency changes	11.0	1.2%	(7.6)	(0.4%)
Net acquisitions/divestitures	(21.9)	(2.3%)	(44.2)	(2.3%)
Organic	8.6	0.9%	25.1	1.3%
Total change	(2.3)	(0.2%)	(26.7)	(1.4%)
June 30, 2006	$ 951.4		$ 1,902.1	

Office & General

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2005 (Restated)	$ 543.4		$ 1,072.5	
Foreign currency changes	6.4	1.2%	(4.8)	(0.4%)
Net acquisitions/divestitures	(25.5)	(4.7%)	(45.2)	(4.2%)
Organic	(19.7)	(3.6%)	17.8	1.7%
Total change	(38.8)	(7.1%)	(32.2)	(3.0%)
June 30, 2006	$ 504.6		$ 1,040.3	

($ in Millions)

INTER PUBLIC GROUP

Depreciation and Amortization

	2005				
	Q1 (Restated)	Q2 (Restated)	Q3 (Restated)	Q4	FY 2005
Depreciation and amortization of fixed assets and intangible assets	$ 40.3	$ 40.6	$ 40.4	$ 47.5	$ 168.8
Amortization of bond discounts and deferred financing costs	2.1	2.9	3.8	0.3	9.1
Amortization of restricted stock and other non-cash compensation	11.8	6.0	11.4	13.1	42.3
Total	$ 54.2	$ 49.5	$ 55.6	$ 60.9	$ 220.2

	2006		
	Q1	Q2	YTD 2006
Depreciation and amortization of fixed assets and intangible assets	$ 42.9	$ 42.2	$ 85.1
Amortization of bond discounts and deferred financing costs	3.2	7.7	10.9
Amortization of restricted stock and other non-cash compensation	9.3	12.8	22.1
Total	$ 55.4	$ 62.7	$ 118.1

($ in Millions)

INTER PUBLIC GROUP

Reconciliation of Geographic Revenue Change

INTER PUBLIC GROUP

Three Months Ended June 30

	2006	2005 (Restated)	Reported Change	Foreign Currency Changes	Net Acquisitions/ Divestitures	Organic
US	$ 867.4	$ 924.0	$ (56.6)	$ -	$ (11.3)	$ (45.3)
UK	138.5	143.0	(4.5)	2.8	(2.3)	(5.0)
Continental Europe	258.4	293.9	(35.5)	8.5	(36.5)	(7.5)
Latin America	70.8	66.2	4.6	1.3	1.9	1.4
Asia Pacific	120.5	112.9	7.6	(0.8)	(0.2)	8.6
Other	77.3	70.7	6.6	4.8	3.2	(1.4)
Worldwide	$ 1,532.9	$ 1,610.7	$ (77.8)	$ 16.6	$ (45.2)	$ (49.2)

Six Months Ended June 30

	2006	2005 (Restated)	Reported Change	Foreign Currency Changes	Net Acquisitions/ Divestitures	Organic
US	$ 1,642.9	$ 1,662.1	$ (19.2)	$ -	$ (26.3)	$ 7.1
UK	264.3	288.8	(24.5)	(8.1)	(2.3)	(14.1)
Continental Europe	465.0	542.7	(77.7)	(10.2)	(61.3)	(6.2)
Latin America	126.3	113.2	13.1	6.7	1.2	5.2
Asia Pacific	220.3	204.9	15.4	(3.8)	(0.3)	19.5
Other	141.1	127.2	13.9	5.8	5.3	2.8
Worldwide	$ 2,859.9	$ 2,938.9	$ (79.0)	$ (9.6)	$ (83.7)	$ 14.3

($ in Millions)

Potential Dilutive Effect of Convertible Securities

At June 30, 2006	Shares (millions)
4.5% Convertible Senior Notes	64.4
Series A Mandatory Convertible Preferred Stock	27.7
Series B Cumulative Convertible Perpetual Preferred Stock	38.4
Total as of June 30, 2006	**130.5**

INTER PUBLIC GROUP

Enhanced Liquidity Facility (“ELF”)

ELF Benefits

- $750 Million Available Credit
- 3 Year Term
- Letter of Credit Availability
- Flexibility - No Financial or Material Restrictive Covenants
- Balances Near and Long-Term Costs
- Right to Settle Warrants in Cash or Stock

ELF Structure

Units	Capped	Uncapped
Notes ($ in millions)	$287.5	$462.5
Warrants (units in millions)	29.1	38.8
Strike/Strike net of call spread	$9.89/(n/a)	$11.91/$14.38
Cap Level	$12.36	(n/a)

Warrants exercisable at maturity

INTER PUBLIC GROUP

Enhanced Liquidity Facility ("ELF")

ELF Impact on Annual Interest Expense*
(Pre-tax in Millions)

		Cost
Commitment Fee	78 bps	$ 5.9
Facility Fee	15 bps	1.1
Cash Interest Charges	**93 bps**	**7.0**
Amortization of Warrants		21.1
Amortization of Issuance Cost		13.5
Amortization Charges in Interest		**34.6**
Total Annual ELF Interest Charges		**$ 41.6**

INTER PUBLIC GROUP

* Undrawn costs.

INTER
PUBLIC
GROUP

Metrics

Metrics – Quarterly Update

Category	Metric
REVENUE	Organic growth
	Revenue by discipline
	Regional growth
	Revenue per avg number of employees
SALARIES & RELATED	Salaries & related (% to rev)
	Base, benefits and tax (% to rev)
	Severance expense (% to rev)
	Incentive expense (% to rev)
	Temporary help (% to rev)
OFFICE & GENERAL	Office & General (% to rev)
	Professional fees (% to rev)
	Occupancy costs ex D&A (% to rev)
	Telecom, T&E and office supplies (% to rev)
REAL ESTATE	Occupancy cost ratio (ex D&A)
FINANCIAL	Adjusted EBITDA coverage
	Total available liquidity

INTER PUBLIC GROUP

Revenue by Discipline



Marketing Services
38%
62%
Advertising & Media

$2,859.9

June 30, 2006

YTD

($ in Millions)

INTER PUBLIC GROUP

Revenue per Average Number of Employees*



Last Twelve Months
$148.0
$146.0
$144.0
$142.0
$140.0
$138.0
$144.6
$145.7
$144.5
LTM 6/30/06
LTM 3/31/06
LTM 12/31/05

* Headcount is a 5 point average

($ in Millions)

Salaries & Related Expenses

% to Revenue, Last Twelve Months


70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
64.1%
63.4%
63.7%
61.7%
60.3%
LTM 6/30/06
LTM 3/31/06
LTM 12/31/05
LTM 9/30/05
LTM 6/30/05

Salaries & Related Expenses % to Revenue

Three Months Ended June 30


Base Benefits & Tax
60.0%
55.0%
50.0%
45.0%
40.0%
52.3%
49.9%
6/30/06
6/30/05 (Restated)


Incentive Expense
4.0%
3.0%
2.0%
1.0%
0.0%
2.4%
1.2%
6/30/06
6/30/05 (Restated)


Severance Expense
2.0%
1.0%
0.0%
1.4%
1.4%
6/30/06
6/30/05 (Restated)


Temporary Help
4.0%
3.0%
2.0%
1.0%
0.0%
3.6%
3.8%
6/30/06
6/30/05 (Restated)

All other Salaries & Related, not shown, was 2.4% and 2.9% for the three months ended June 30, 2006 and 2005, respectively.

INTER PUBLIC GROUP

Office & General Expenses



% to Revenue, Last Twelve Months
40.0%
38.0%
36.0%
34.0%
32.0%
30.0%
36.4%
36.6%
36.5%
36.0%
35.2%
LTM 6/30/06
LTM 3/31/06
LTM 12/31/05
LTM 9/30/05
LTM 6/30/05

INTER PUBLIC GROUP

Office & General Expenses % to Revenue

Three Months Ended June 30



Professional Fees
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.2%
4.2%
6/30/06
6/30/05 (Restated)



Occupancy (ex-depreciation)
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.7%
7.8%
6/30/06
6/30/05 (Restated)



T&E, Office Supplies & Telecom
8.0%
6.0%
4.0%
2.0%
0.0%
5.0%
4.9%
6/30/06
6/30/05 (Restated)



All Other O&G
20.0%
15.0%
10.0%
5.0%
0.0%
16.0%
16.8%
6/30/06
6/30/05 (Restated)

INTER PUBLIC GROUP

EBITDA Coverage of Net Interest Expense



Adjusted EBITDA : Net Interest Expense, Last Twelve Months
5.0
4.0
3.0
2.0
1.0
0.0
2.1x
2.4x
1.9x
3.3x
4.3x
LTM 6/30/06
LTM 3/31/06
LTM 12/31/05
LTM 9/30/05
LTM 6/30/05

Adjusted EBITDA is calculated as operating income excluding impairments and other charges, restructuring charges in office and general expenses, and depreciation and amortization of fixed assets, intangible assets, and restricted stock and other awards.

See reconciliation on slide 34.

Reconciliation of Operating Income to Adjusted EBITDA

		LTM 6/30/2006		LTM 3/31/2006		LTM 12/31/2005		LTM 9/30/2005		LTM 6/30/2005
Operating Income (Loss) - As Reported	$	(133.5)	$	(94.9)	$	(104.2)	$	150.3	$	(46.7)
Add back:								-		-
Restructuring charges (reversals)		1.9		-		(7.3)		(13.1)		(12.1)
Restructuring program charges (reversals) in O&G		-		-		-		0.2		0.8
Long-lived asset impairments		98.6		98.6		98.6		12.3		313.4
Motorsports contract termination costs		-		-		-		-		33.6
Depreciation and amortization		219.6		211.2		211.1		207.9		205.3
Adjusted EBITDA	$	186.6	$	214.9	$	198.2	$	357.6	$	494.3

INTER PUBLIC GROUP

($ in Millions)

Total Available Liquidity

Cash and Short-Term Marketable Securities
+ Available Credit Facilities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Millions
$533
$1,578
$305
$1,627
$338
$2,192
$343
$1,354
$541
$1,589
6/30/06
3/31/06
12/31/05
9/30/05
6/30/05
Available Credit Facilities
Cash and Short-Term Marketable Securities

($ in Millions)

INTER PUBLIC GROUP

Cautionary Statement

- This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

- Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

  - risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
  - potential adverse effects to our financial condition, results of operations or prospects as a result of our restatements of prior period financial statements;
  - our ability to satisfy certain reporting covenants under our indentures;
  - our ability to attract new clients and retain existing clients;
  - our ability to retain and attract key employees;
  - risks associated with assumptions we make in connection with our critical accounting estimates;
  - potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
  - potential adverse developments in connection with the ongoing SEC investigation;
  - potential downgrades in the credit ratings of our securities;
  - risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in interest rates and currency exchange rates; and
  - developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

- Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors.

INTER PUBLIC GROUP